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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: July 30, 2001
                       (Date of earliest event reported)

   FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2001, providing for the issuance of the
    First Horizon Mortgage Pass-Through Trust 2001-5, Mortgage Pass-Through
                         Certificates, Series 2001-5).

                     FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)

        Delaware                    333-47798                    75-2808384
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.



          4000 Horizon Way
            Irving, Texas                                75063
(Address of Principal executive offices)               (Zip Code)



      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.    Other Events.
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       Reference is hereby made to the Registrant's Registration Statement on
Form S-3 (File No. 333-47798) filed with the Securities and Exchange Commission (the "Commission") on October 12, 2000, as amended by Amendment No. 1 thereto filed with the Commission on December 22, 2000, and as further amended by Amendment No. 2 thereto filed with the Commission on January 5, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2001-5 (the "Offered Securities").

       On July 30, 2001, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2001 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, First Tennessee Bank National Association ("FTBNA"), as Purchaser, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                         ------------

       The Offered Securities, having an aggregate principal balance of approximately $297,592,650 have been sold by the Registrant to (i) FTBNA pursuant to an Underwriting Agreement dated as of July 24, 2001 (the "FTBNA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of July 24, 2001, each among FTBNA, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. ("J.P. Morgan") pursuant to an Underwriting Agreement dated as of July 24, 2001 (the "J.P. Morgan Underwriting Agreement"), as supplemented by a Terms Agreement dated as of July 24, 2001, each among J.P. Morgan, the Registrant and FHHLC. Copies of the FTBNA Underwriting Agreement and the J.P. Morgan Underwriting Agreement are filed herewith as Exhibits 1.1 and 1.2,
                                                    ---------------------
respectively.

Item 7.    Financial Statements and Exhibits.

       (c) Exhibits

           Exhibit No.     Description
           -----------     -----------

                   1.1 Underwriting Agreement dated as of July 24, 2001, by and among FTBNA, the Registrant and FHHLC


                   1.2 Underwriting Agreement dated as of July 24, 2001, by and among, J.P. Morgan, the Registrant and FHHLC


                  10.1 Pooling and Servicing Agreement dated as of July 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master

                                      -2-
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                           Servicer, FTBNA, as Purchaser, and The Bank of New
                           York, as Trustee

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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FIRST HORIZON ASSET SECURITIES INC.



August 13, 2001                 By: /s/ Wade Walker
                                   ----------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization







Signature Page for Form 8-K (2001-5 Issuance of Certificates)

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                               INDEX TO EXHIBITS

Exhibit No.
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1.1         Underwriting Agreement dated as of July 24, 2001, by and among
            FTBNA, the Registrant and FHHLC


1.2         Underwriting Agreement dated as of July 24, 2001, by and among J.P.
            Morgan, the Registrant and FHHLC


10.1 Pooling and Servicing Agreement dated as of July 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, First Tennessee Bank National Association, as Purchaser, and The Bank of New York, as Trustee

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